℠ December 2021 Utz Brands, Inc. Investor Presentation

℠ Disclaimer 2 Forward-Looking Statements Certain statements made herein are not historical facts but are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. The forward-looking statements generally are accompanied by or include, without limitation, statements such as “will”, “expect”, “intends”, “goal” or other similar words, phrases or expressions. These forward-looking statements include the expected effects from the COVID-19 pandemic, future plans for the Company, the estimated or anticipated future results and benefits of the Company’s future plans and operations, including productivity and revenue drivers, future capital structure, future opportunities for the Company, and other statements that are not historical facts. These statements are based on the current expectations of the Company’s management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties and the Company’s business and actual results may differ materially. Factors that may cause such differences include, but are not limited to: the risk that the recently completed business combinations and other acquisitions recently completed by the Company (collectively, the “Business Combinations”) disrupt plans and operations; the ability to recognize the anticipated benefits of such Business Combinations, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; the outcome of any legal proceedings that may be instituted against the Company following the consummation of such Business Combinations; the ability of the Company to close planned acquisitions; changes in applicable law or regulations; costs related to the Business Combinations and other planned acquisitions; the inability of the Company to maintain the listing of the Company’s Class A Common Stock on the New York Stock Exchange; the inability of the Company to develop and maintain effective internal controls; the risk that the Company’s gross profit margins may be adversely impacted by a variety of factors, including variations in raw materials pricing, retail customer requirements and mix, sales velocities and required promotional support; changes in consumers’ loyalty to the Company’s brands due to factors beyond the Company’s control; changes in demand for the Company’s products affected by changes in consumer preferences and tastes or if the Company is unable to innovate or market its products effectively; costs associated with building brand loyalty and interest in the Company’s products, which may be affected by the Company’s competitors’ actions that result in the Company’s products not suitably differentiated from the products of competitors; fluctuations in results of operations of the Company from quarter to quarter because of changes in promotional activities; the possibility that the Company may be adversely affected by other economic, business or competitive factors; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Forward-Looking Statements” in the Company’s Annual Report on Form 10-K/A filed with the U.S. Securities and Exchange Commission (the “Commission”) for the fiscal year ended January 3, 2021, as amended, and other reports filed by the Company with the Commission. In addition, forward-looking statements provide the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. Except as required by law, the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date and cautions investors not to place undue reliance on any such forward-looking statements. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. The Company cautions investors not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as otherwise required by law. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with U.S. generally accepted accounting principles (“GAAP”) including, but not limited to, Pro Forma Net Sales, Adjusted Gross Profit, Pro Forma Adjusted Gross Profit, Adjusted SG&A, EBITDA, Adjusted EBITDA, Further Adjusted EBITDA, Normalized Further Adjusted EBITDA, Adjusted Net Income, Adjusted Earnings Per Share and certain ratios and other metrics derived there from. These non-GAAP financial measures do not represent financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that the presentation of these measures may not be comparable to similarly-titled measures used by other companies. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are set forth in the appendix to this presentation. We believe (i) these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the financial condition and results of operations of the Company to date; and (ii) that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. The non-GAAP financial measures are not recognized in accordance with GAAP and should not be viewed as an alternative to GAAP measures of performance.

℠ Today’s Agenda Value Creation StrategyII Business Overview Recent PerformanceIII IV I 3

I. Business Overview

Utz Overview

Business Overview

- **Leading manufacturer, marketer and distributor of branded snacks** in the U.S., including potato chips, tortilla chips, pretzels, cheese snacks, pork skins, pub / party mixes, veggie snacks and popcorn
- **Strong portfolio of brands** including *Utz®, ON THE BORDER®, Zapp's®, Golden Flake®, Boulder Canyon®, TORTIYAHS!®*, and *Good Health®*
- 100-year-old family managed company with **deep heritage and authenticity**
- **#2 salty snack company** in its Core geographies and **#4 nationally**(1)
- Distributes products through the Company's direct store delivery ("DSD") network, direct to warehouse ("DTW"), and via distributors
  - Direct to Store (DSD): ~80,000 doors / 1,800+ routes
  - Direct to Warehouse: ~37,000 doors / ~525 retailer distribution centers
  - Distributor: ~20,000 doors / ~725 routes
- Operates **17 manufacturing facilities**, including seven located in PA and one located in each of AL, AZ, IL, IN, LA, MA, MI, NC, NV, and WA
- Strong historical financial performance **within growing, recession-resistant salty snack category**
- Generated **LTM 3Q'21 Pro Forma Net Sales of $1.16 billion** and **Further Adj. EBITDA of $162.4 million**(2)

Portfolio Overview(3)

Power Brands	Foundation Brands
Utz Brands; On The Border; Zapp's; Golden Flake Pork Skins; Boulder Canyon; Good Health; TORTIYAHS!; Hawaiian; TGI Fridays	Tim's Cascade Snacks; Golden Flake Chips/Cheese; Herdez; Snyder of Berlin; Jax; H·K Anderson; Dirty; Vitner's; Kitchen Cooked; Bachman; RW Garcia; • Partner Brands; • Private Label

Sales Breakdown(1)

By Product Type



Potato Chips
40%
Tortilla Chips
19%
Pretzels
12%
Cheese
10%
Pork
6%
Other
13%

By Brand



Other
17%
3%
5%
9%
18%
48%

1) Based on MULO+C Total US IRI data for 52-weeks ended 10/3/2021. Pro forma for acquisitions.
2) LTM 3Q'21 Pro Forma Net Sales and Further Adj. EBITDA reflects acquisitions of H.K. Anderson, Truco, Vitner's and Festida Foods on a 52-week basis. Please see appendix for reconciliations.
3) In 4Q'21 the Company reclassified Herdez® (a licensed brand) from a Power Brand to a Foundation Brand.

5

100-Year Old Family Company with Tremendous Heritage

Rich Heritage and Regional Expansion
(1921–2011)

National Scale Multi-Branded Snack Platform Created
(2011–2021)

Today

1920

1921 – Founding by Bill and Salie Utz in Hanover, PA



UTZ'S
HANOVER
POTATO CHIPS
25¢

1920s-1930s – Iconic "Little Utz Girl" Born

UTZ'S

1940s-1960s – First Dedicated Manufacturing Plant (1947) and Expansion of Production Capabilities

1970s-1980s – Expansion into Other Salty Snack Sub-Categories, Including Pretzels and Cheese

1990s-2010 – Geographic Expansion Throughout Mid-Atlantic and Northeast

2011

Expansion of Direct to Warehouse Capability and DSD Transformation

Aug 2020: Business Combination with Collier Creek Holdings – Go public

2021

Today –#4 Player in US Salty Snacks Universe[1]
- 6+ million Pounds of Snacks per Week
- Reaching 100,000+ Retail Stores Across the Country

2011-2021 – Rapid Geographic and Brand Portfolio Expansion Driven by Strategic M&A

- Zapp's in 2011 (Craft / Geographic Expansion)
- Good Health in 2014 (BFY)
- Golden Flake in 2016 (Craft / Geographic Expansion)
- Boulder Canyon in 2017 (BFY / Geographic Expansion)
- TGI Fridays in 2017 (C-Store / Geographic Expansion)
- Conagra Snacks in 2019 (Craft / Geographic Expansion)
- On The Border in 2020 (Tortilla / Geographic Expansion)
- Vitner's in 2021 (Geographic Expansion)
- Festida Foods in 2021 (Tortilla / Geographic Expansion)
- RW Garcia in 2021 (Tortilla / BFY)

Source: Management estimates.

1) Based on MULO+C Total US IRI data for 52-weeks ended 10/3/2021. Pro forma for acquisitions.

utz BRANDS

6

Salty Snacks Is a Highly Attractive CPG Category

2010 – 2020 U.S. Retail Sales Growth(1)



5.1%
Salty Snacks (2)
3.2%
Total Packaged F&B
4.1%
Sweet Biscuits / Snack Bars
2.8%
Non-Alcoholic Drinks (3)
2.8%
Confect.
2.5%
Baked Goods
1.9%
Ice Cream and Frozen Desserts
4.4%
Alcoholic Drinks
2.8%
Beauty / Personal Care
2.4%
Home Care

Source: Euromonitor International.

Supported by Strong Consumer Trends and Category Dynamics

- 95% of U.S. population snacking at least once per day
- Average American snacks 2.6x times per day
- ~50% of U.S eating occasions are snacks
- ~50% of U.S. consumers replacing meals with snacks

- Category leaders compete primarily with marketing and innovation versus price
- Low penetration by Private Label at 5-6% and flat for the last decade
- Provides exposure to faster growing distribution channels

Source: Euromonitor, IRI, the Hartman Group, and The Consumer Goods Forum.
1) Represents CAGR.
2) Defined as Euromonitor U.S. Savory Snacks category with Savory Biscuits removed.
3) Excludes dairy products.

7

Scale Growth Platform in Salty Snacks Category

Total United States Salty Snack Dollar Sales Last 52-Weeks Ended October 3, 2021[1]

($ in mm)

Scale is Important

- Increases scale and relevance with key retailers
- Optimizes ability to capitalize on growth opportunities across channels, sub-categories, and geographies
- Leverages fixed infrastructure, which helps grow margins long term



18,246
Pepsi
1,375
Kellogg's
1,352
Campbells
1,338 (2)
utz BRANDS
740
Bimbo
574
General Mills
507
Hershey
307
Hain
273
ConAgra
223
Mondelez
4,429
Other Branded (1,300+)

	Pepsi	Kellogg's	Campbells	Utz	Bimbo	General Mills	Hershey	Hain	ConAgra	Mondelez
DSD	✓	✗	✓	✓	✓	✗	✗	✗	✗	✗

Note: Utz figures include all acquisitions.
1) IRI MULO+C total US for the Salty Snacks category for the last 52-weeks ended October 3, 2021. Excludes Salsa and Queso.
2) Pro forma for acquisitions.

8

℠ $216 $222 $228 $254 $266 $290 $359 $318 $398 $403 $707 $772 Track Record of Consistent Growth 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 1) Source: Internal financials. Figures for 2001 – 2020 represent Net Sales. 2) 2020 pro forma for the full year impact of Truco, HK Anderson, and Vitner’s acquisitions, and excludes Festida acquisition. 2019 pro forma for full year impact of Kennedy Endeavors and Kitchen Cooked acquisitions. Periods prior to 2019 are actual. 3) Based on management estimates for growth excluding acquisitions. Net Sales ($ in millions)(1) Recession $656 Recession 2001 – 2020(2) CAGR Total 9% Organic(3) 4% 4) Represents standalone Utz growth over the comparable pro forma 2019 net sales, including the impact of the Kennedy Endeavors and Kitchen Cooked acquisitions. 5) 2020 figure excludes additional ~$16mm contribution from 53rd week. COVID-19 / Recession: Utz 2020A YoY Growth +8%(4) $866 2013 2014 2015 2016 2017 2018 2019 2020 $1,164 (2) (5)(2) $618 $559 $535 $513 $468 9

Strong Brand Portfolio with Focus on Power Brands

Power Brands (87% of Retail Sales)[1]

Iconic Heritage	Craft	Better For You	Licensed
Utz	Zapp's Potato Chips	Good Health	T.G.I. Friday's
On The Border Chips & Dips	Golden Flake Pork Skins	Boulder Canyon	
	Hawaiian Brand Kettle Style Potato Chips		
	Tortiyahs!		

Foundation Brands (13% of Retail Sales)[1,2]

Regional / Other

Dirty Potato Chips, Golden Flake Chips/Cheese, Tim's Cascade Snacks, H·K Anderson, Vitner's, Herdez, Snyder of Berlin, Jax, Bachman, Kitchen Cooked, RW Garcia

Other

- Partner Brands
- Private Label

1) Based on MULO+C Total US IRI data for 52-weeks ended 10/3/2021. Pro forma for acquisitions.
2) In 4Q'21 the Company reclassified Herdez® (a licensed brand) from a Power Brand to a Foundation Brand.

Utz Brands 10

℠ Broad Distribution Across Channels and Customers 15+ Year Average Relationship with Top Customers 52-Weeks Ended October 3, 2021 Retail Sales by Channel(1) Illustrative Customers 1) Based on MULO+C Total US IRI data for 52-weeks ended 10/3/2021. Pro forma for acquisitions. 2) IRI eCommerce includes direct to the consumer and “click and collect” Instacart. E-commerce(2) (including retailer sites, click & collect) was 7.1% of L52 retail sales, growing 31% YoY 11 50% 19% 15% 9% 7% Food C-store Mass Club Other

Flexible, Efficient DSD and Warehouse Distribution System

Direct to Warehouse

~37,000 Doors

~525 Retailer Distribution Centers

Distributor

~20,000 Doors

~725 Routes



Direct to Store (DSD)

80,000+ Doors

~1,800+ Total Routes

% of Routes	2016	Q3 2021
Company-Owned	67%	16%
Independent Operators (IO)	33%	84%

Completed Transition to IOs Expected by Q2 2022

12

National Manufacturing Footprint with Broad Capabilities


(4)

17 Manufacturing Facilities

- ~500 Million Lbs. Annual Capacity[(1)]
- Low 70s% Capacity Utilization[(1)]
- Strong Quality and Safety Record
- Opportunities to Optimize Footprint

Processes


utz
Original
POTATO CHIPS

Continuous Chips


Zapp's
VOODOO

Kettle Chips


Cheese Balls

Extruded


utz
POP CORN

Popped


utz
Specials
ORIGINAL

Baked


TORTIYAHS!
SUPERIOR DIPPING CHIPS

Sheeted

Ingredients


BOULDER CANYON
AVOCADO OIL

Avocado Oil


good health
OLIVE OIL
Sea Salt

Olive Oil


good health
PRETZELS
Sea Salt

Gluten-Free


good health
CHEESE FRIES

Organic


good health
VEGGIE STRAWS
Sea Salt

Veggie


Golden Flake
LOUISIANA
HOT SAUCE
FRIED PORK SKINS

Pork

Packaging


utz
Ripples
POTATO CHIPS

Bags


utz
Pub Mix

Barrels


utz
Chip Pack

Multipacks


RW Garcia
ORGANIC
SWEET POTATO
crackers

Boxes


utz

Seasonal


Pretzel Stix

Trays

1) Based on management estimates of available capacity over a seven-day work schedule, excluding weekly clean-up time. Includes RW Garcia acquisition.

utz BRANDS

13

℠ 2021 9.6x 5.7x 6.1% 2021 6.0x 5.1x 7.1% 2021 8.7x 5.9x 4.4% 2020 9.3x 8.4x 2.5% 2020 5.7x 4.9x 2.4% 2019 11.2x 7.2x 6.2% 2017 NM 10.2x 13.8% 2016 15.8x 7.6x 9.6% 2013 13.2x 5.7x 8.7% 2011 8.0x 5.6x 7.0% All Acquisitions(3) 7.5x 6.5% Track Record of Accretive and Well-Integrated Acquisitions Year Pre-Synergy Adj. EBITDA Multiple Cost Synergy % of Revenue Snacks Target Post-Synergy Adj. EBITDA Multiple Source: Management estimates. Table presented above highlights select transactions and excludes 6 additional tuck-in acquisitions details. 1) Reflects NPV of tax attributes and run-rate cost synergies. 2) Estimated run rate cost synergies as percentage of third party 2020 net sales. 3) All acquisition statistics based on weighted average and includes 6 additional tuck-in acquisitions completed since 2011. 4) Represents management estimates as synergies are not yet fully realized. (1) (1) (1) (1) (2)(4) (4) (4) (4) (1) (4) 14 (1) (4)

Attractive Value Creation Potential

Long-Term Organic Growth Model

Net Sales	**In-Line with Category 3 – 4%** [(1)]	←	***Power Brands Focus***
Adj. EBITDA	**6 – 8%**	←	***Productivity / Margin Enhancements***
Adj. EPS	**8 – 10%**	←	***Deleveraging***
Exp. Dividend Yield	**~2%**	←	***~40% Target Payout Ratio***
Total Shareholder Return	**~10 – 12%**		

Plus Additional Upside From Strategic Acquisitions

1) Based on management estimates and long-term historical category trend.

15

II. Value Creation Strategy

℠ Goal: Be Fastest Growing Pure-Play Branded Snack Platform of Scale in the U.S. 1. Drive Productivity 2. Optimize Revenue and Trade 3. Improve Margin Mix 1. Focus on Branded Snacking in the U.S. 2. Deliver Strong Synergies 1. Accelerate Power Brands Through Enhanced Marketing and Innovation 2. Expand Distribution in Underpenetrated Channels and Customers 3. Continue National Geographic Expansion 4. Increase Presence in Key Salty Snack Sub-Categories and Adjacencies Reinvest to Accelerate Revenue Growth Reduce Costs and Enhance Margins Continue Strategic Acquisitions Value Creation Strategies ℠ 17

Reduce Costs and Enhance Margins

Productivity Targets (1)


(Annual Savings
as % of COGS)
1%
~2%
3 – 4 %
2020 Actual
2021E
2023E

Productivity Targets by Category


(Annual Savings
as % of COGS)
Manufacturing Efficiencies 40%
Product Design 30%
Network Optimization 20%
Sourcing 10%

Key Productivity Drivers

- **Manufacturing Efficiencies**
  - Line automation
  - Equipment upgrades/expansion
  - Waste/scrap reduction
- **Network Optimization**
  - Distribution optimization
  - Pallet/case efficiency
  - Order management automation
- **Product Design**
  - Bag/case pack efficiencies
  - Packaging material utilization
  - Multiple supplier qualifications
- **Sourcing**
  - Flexible formulas
  - Purchasing inputs
  - Indirect sourcing standardization

Key Revenue / Trade & Margin Drivers

- Price pack architecture initiatives
- New trade management software
- Network optimization
- Grow higher-margin Power Brands increasing % of portfolio
- De-emphasize lower-margin private label and Partner Brands
- Leverage insights from ERP rollout

1) Excluding FY2020 and FY2021 acquisitions.

18

℠ 2020: ~1% 4.0% Utz Peer Average Accelerate Power Brands Through Enhanced Marketing and Innovation Source: Company filings, Management estimates. IRI MULO-C data for 2015 and last 52-weeks ended 10/3/21. 1) Represents last reported fiscal year advertising expense as a % of Net Sales per most recent Form 10-K filed by our peers through May 21, 2021. Peers include Campbell’s, Flowers Foods, General Mills, Hain, Hershey, Hostess, J&J Snack Foods, Kellogg, Mondelez, and PepsiCo. Increase Marketing Spend (as a percentage of net sales) Strong Momentum in Key Power Brands  Add “pull” marketing to successful trade “push” strategies  Reallocate existing spend to higher ROI marketing and strengthen sales execution with improved analytics and technology  Focus on elevating insights, expanding capabilities and creating consumer pull of our Power Brands, and in particular, Utz®, ON THE BORDER®, and Zapp’s®  Targeting growth in Digital and e-Commerce spend in 2021 of approximately 60% versus 2020  Launched updated Utz website (utzsnacks.com) and DTC e- Commerce platform in February 2021 LT Target: ~3-4% Peer Average(1) Retail Sales ($mm) ACV Distribution (%) Pork Skins Improve Brand Marketing Execution ℠ 19 517 643 2015 L52 WE 10/3/21 25 60 2015 L52 WE 10/3/21 146 234 2015 L52 WE 10/3/21 41 72 2015 L52 WE 10/3/21 72% 2015 49% L52 WE 10/3/21 18% 2015 L52 WE 10/3/21 56% 2015 59% L52 WE 10/3/21 50% L52 WE 10/3/21 10% 2015 23%

℠ Flavored Pretzels are 45% of Sub-Category and Growing nearly 20% and Utz is Meaningfully Underweight in Flavored (<10% of our mix)(1) 1) Based on MULO+C Total US IRI data for 52-weeks ended 10/3/2021. Pro forma for acquisitions. Authentic Mexican Style and Flavor Portfolio Expansion Strategic Variety Pack Partnerships 100 Year Celebration and Seasonal Offering Iconic Flavors Extended into New Textures Accelerate Power Brands Through Enhanced Marketing and Innovation 20

℠ Expand Distribution in Underpenetrated Channels and Customers Source: Based on MULO+C Total US IRI data for 52-weeks ended 10/3/2021. Pro forma for acquisitions. 1) Based on IRI data. Pro Forma for acquisitions. E-commerce includes retailer sites, click & collect, BOPIS, etc. 2) 5.2% target share represents Utz share in Food channel, per IRI MULO-C data (52-weeks ended 10/3/2021). 5.2%(2) Share in C-Store and Mass Represents ~$200M of Incremental Retail Sales C-Store and Mass Strategies  Expand C-Store presence through strengthened retailer, master distributor and redistributor relationships, and drive for customer growth in the West  Drive Mass distribution by leveraging expanding national scale and brand portfolio  Continued geographic expansion organically and through acquisitions Share by Channel 5.2% 5.2% Food C-Store Mass Club Rapidly Growing E-Commerce(1) % of Retail Sales 3.0% 6.2% 7.1% YoY Growth 45% 136% 31% ℠ 2019 L52 WE 10/3/212020 21 5.2% 57.8% 7.3% Peer 2 1.6%3.9% Peer 4Peer 1 Peer 3 66.6% 4.1%4.5% 4.1% 3.4% Peer 1 Peer 2 Peer 3 Peer 4 ℠ 5.6% 65.4% 3.9% 2.9% 2.8% Peer 1 Peer 2 Peer 3 Peer 4 ℠ 57.3% 7.4% 5.2% 4.1% 3.1% Peer 1 Peer 2 Peer 3 Peer 4 ℠

Continue National Geographic Expansion

Geographic Priorities[1]


WA
OR
CA
NV
ID
UT
AZ
MT
WY
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD
DC
AK
Core
Expansion
Emerging

Strategies

- Focus on Large Population Markets
  - Key Expansion Markets: South, Midwest, Colorado
  - Key Emerging Markets: Florida, Texas, California, West
- Drive Power Brands
- Expand DSD Route Network
- Purchase 3rd party Master Distributors
- Make Tuck-in Acquisitions

Significant Opportunity for Growth in Expansion and Emerging Geographies[1]

Utz Definition	% of Market Retail Sales	% 2020 Utz Retail Sales	Rank	Utz $ Market Share
Core	~26%	~50%	#2	8.7%
Expansion	~24%	~23%	#4	4.5%
Emerging	~50%	~26%	#5	2.4%
National	100%	100%	#4	4.6%

- **Each Point of Share Gain in Expansion/Emerging Geographies Represents $200M of Incremental Retail Sales[3]**
- **8.7% Share Nationally Represents ~$1.2B of Incremental Retail Sales[3]**

1) Geographic areas of Core, Expansion and Emerging based on Utz internal definitions for retail sales in various states.
2) Based on MULO+C Total US IRI data for 52-weeks ended 10/3/2021. Pro forma for acquisitions. Geographies refer to core comps in states outlined above.
3) Based on 52-weeks ended 10/3/2021 Retail Sales per IRI MULO+C Salty Snack data.

Utz BRANDS 22

℠ Continue Strategic Acquisitions Scalable M&A Platform Significant Synergy Opportunities Driven by Highly Leverageable Manufacturing and Distribution System Robust Pipeline & Favorable Competitive Dynamics Utz is Logical Consolidator in Category with Numerous Opportunities  Smaller Tuck-ins  Transformative / RMT Vehicle Proven Track Record Acquisition-Savvy Management Team and Experienced Board Near-Term Acquisition Criteria 1. Focus on Branded Snacking in the U.S. with Concentration on Salty Snacks – Facilitate Geographic Expansion – Increase Presence in Sub-Categories – Enhance Growth 2. Deliver Strong Synergies Financial Priorities  Accretive and Multiple Enhancing  Consistent with Target Leverage Policy 23

III. Recent Performance

℠ Lapping Significant Market Share Gains in 2020 25 23% 10% 13% 10% 10% 9% 8% 9% 8% 8% 6% 31% 25% 27% 20% 18% 17% 15% 12% 10% 10% 8% 55,000,000 56,000,000 57,000,000 58,000,000 59,000,000 60,000,000 61,000,000 62,000,000 0% 5% 10% 15% 20% 25% 30% 35% 4W E 02 -2 3- 20 4W E 03 -2 2- 20 4W E 04 -1 9- 20 4W E 05 -1 7- 20 4W E 06 -1 4- 20 4W E 07 -1 2- 20 4W E 08 -0 9- 20 4W E 09 -0 6- 20 4W E 10 -0 4- 20 4W E 11 -0 1- 20 4W E 11 -2 9- 20 4W E 12 -2 7- 20 Total Salty Snacks Source: IRI, Total US MULO + C. 4-week ending 2/23/20 through 12/27/20 on a pro forma basis. 4-Week Period Retail Sales YoY Change % and Buyer Trends Trailing 52-week Utz Buyers % Change vs. YAG 61.1M 57.7M During the early stages of the COVID-19 pandemic Utz significantly outperformed the category, and we continued to gain buyers throughout the year

℠ Retail Sales Two-Year Growth Rates (updated through November 28) 26 Retail Sales 2-Year CAGR Rolling 12-Week Trend Source: IRI, Total US MULO + C. trend on a pro forma basis. Total Utz portfolio returned to two-year share gains in the third quarter driven by Power Brands, and our growth rates have continued to accelerate in October and November 5.6% 6.2% 6.4% 6.4% 6.4% 7.1% 7.7% 7.9% 7.9% 8.3% 9.0% 9.8% 5.5% 5.6% 5.7% 6.1% 5.9% 6.4% 7.2% 7.7% 8.7% 9.8% 10.2% 10.6% 7.0% 7.0% 7.2% 7.6% 7.4% 7.9% 8.7% 9.2% 10.2% 11.5% 11.7% 12.1% -2.1% -2.0% -2.2% -2.0% -2.2% -1.7% -1.0% -0.7% 0.3% 0.3% 1.5% 1.3% 12WE 01-24- 21 12WE 02-21- 21 12WE 03-21- 21 12WE 04-18- 21 12WE 05-16- 21 12WE 06-13- 21 12WE 07-11- 21 12WE 08-08- 21 12WE 09-05- 21 12WE 10-03- 21 12WE 10-31- 21 12WE 11-28- 21 Utz Foundation Brands Utz Power Brands Total Salty Snacks Utz Brands (total)

Gaining Share Power Brand Share Over Last Two Years

Power brands are now 87% of our portfolio, an increase of 200bps from two years ago

Foundation Brand performance reflects the continued shift in focus to Power Brands, and performance is improving

Power Brands Retail Sales Change(1)
(13-Weeks Ended 10/3/21)



Total Salty Snacks
Utz Power Brands
7.9%
5.7%
YoY Growth
8.3%
11.1%
2-Year CAGR

Power Brands

Pork Skins

Foundation Brands Retail Sales Change(1)(2)
(13-Weeks Ended 10/3/21)



Total Salty Snacks
Utz Foundation Brands
7.9%
-4.2%
YoY Growth
8.3%
-0.1%
2-Year CAGR

Foundation Brands

Chips/Cheese

Other(2)

- Partner Brands
- Private Label

1) Source: IRI Custom Panel, Total US MULO + C, 13-weeks ended 10/3/2021; % YoY Growth compared to the comparable period in the prior year on a pro forma basis.
2) IRI does not include Partner Brands and Private Label retail sales.

27

℠ 28 Source: IRI, Total US MULO + C. on a pro forma basis. Two-Year Growth Across Major Sub-Categories Sub-Category Retail Sales 2-Year CAGR (13-Weeks Ended 10/3/21) Pretzels Total Salty Snacks 11.1% Potato Chips Tortilla Chips Pork Rinds Cheese Snacks 5.1% 8.0% 9.2% 7.6% 17.3% 18.0% 11.0% 9.8% 13.3% 7.7% 10.4% 12.0% 3.6% 5.3% 6.1% 13-Weeks Ended 10/3/21 YoY % Change Sub-Category Utz Brands 3.4% 5.1% 13.1% 8.3% 7.0% (6.9%) 10.3% (1.6%) 8.9% 15.1% 9.1% (0.6%) (2.8%) 10.8% Utz Brands 39% 19% 12% 10% 6% 3% 2% 13-Weeks Ended 10/3/21 Approximate % of Retail Sales Salsa Queso 42.5% 4.8% 15.4%15.7% Total Sub-Category Power Brands Power Brands two-year share gains across every major sub-category and our total Utz Platform gained share in four of five tracked sub-categories Double-digit two-year CAGR’s in tortilla chips, pretzels, cheese snacks, salsa and queso 9.5% 8.3%

℠ 29 Source: IRI, Total US MULO + C. on a pro forma basis. Positive Momentum Led by Power Brands Across All Geographies Geographic Channel Retail Sales 2-Year CAGR (13-Weeks Ended 10/3/21) 7.5% 9.2%8.3% Total US 11.1% Core 5.7% Expansion Emerging 9.5% 6.8% 13.3% 16.3% 8.4% 14.0% 15.4% 13-Weeks Ended 10/3/21 YoY % Change Total Salty Snacks Utz Brands 7.9% 6.4% 9.2% 7.8% 4.4% 0.9% 6.4% 7.9% Expansion and Emerging continue to outperform with two-year growth rates significantly outpacing the Category by 400 bps and 550bps, respectively Core momentum improving with a return to year-over-year growth and two-year growth doubles from 2.9% in Q2’21 to 5.7% in Q3’21 Total Salty Snacks Power Brands Total Salty Snacks Utz Brands 26% 23% 48% 48% 23% 26% 13-Weeks Ended 10/3/21 Approximate % of Retail Sales

℠ Strong Growth for ON THE BORDER® In All Geographies 30 ON THE BORDER® Retail Sales 2-Year CAGR Rolling 12-Week Trend Source: IRI, Total US MULO + C. trend Leveraging the Utz sales platform to drive increasing growth and unlock revenue synergies Transitioned our primary DSD Distributor for ON THE BORDER® in certain key Core geographies to Utz in August 2021 and we are seeing positive early results 9.8% 8.6% 10.1% 12.9% 14.0% 15.3% 18.0% 18.8% 22.9% 26.7% 7.9% 7.5% 9.8% 11.3% 12.1% 12.7% 14.6% 15.0% 16.9% 19.4% 4.1% 3.4% 4.6% 6.0% 6.9% 8.7% 11.2% 12.4% 13.7% 14.4% 5.6% 5.0% 6.5% 8.1% 9.0% 10.5% 12.9% 13.9% 15.7% 17.2% 12-Weeks Ending 1-24-21 12-Weeks Ending 2-21-21 12-Weeks Ending 3-21-21 12-Weeks Ending 4-18-21 12-Weeks Ending 5-16-21 12-Weeks Ending 6-13-21 12-Weeks Ending 7-11-21 12-Weeks Ending 8-8-21 12-Weeks Ending 9-5-21 12-Weeks Ending 10-3-21 Utz Emerging Utz Core Utz Expansion Total US

℠ 31 Source: IRI, Total US MULO + C. on a pro forma basis. Share Gains in Grocery, Mass and C-Store Retail Channel Retail Sales 2-Year CAGR (13-Weeks Ended 10/3/21) ClubMULO + C 9.5% 8.3% Grocery Mass C-Store 11.1% 7.8% 8.2% 10.4% 11.7% 14.9% 14.9% 17.0% 12.6% 13.0% 3.9% 5.7% 7.7% 13-weeks ended 10/4/21 YoY % Change Total Salty Snacks Utz Brands 7.9% 0.6% 14.0% 15.8% 15.9% 4.4% (4.0%) 17.9% 4.2% 16.6% Total Salty Snacks Power Brands Continued strong growth across all channels with largest share gains in Grocery, Mass and C-store Momentum is building and Power brands are driving positive momentum across all channels Total Salty Snacks Utz Brands 43% 6% 21% 48% 9% 16% 13-Weeks Ended 10/4/21 Approximate % of Retail Sales 23% 20%

℠ Third Quarter 2021 Financial Results Summary 32 Note: Pro Forma Net Sales, Adjusted SG&A, Adjusted Gross Profit, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are Non-GAAP financial measures. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures. 3Q’20 Results 3Q’21 Results In $millions, except per share amounts Net Sales Adj. SG&A % of net sales 248.0 60.9 24.6% Adj. Gross Profit % of net sales 99.2 40.0% YoY Change Adj. EBITDA % of net sales Adj. Net Income Pro Forma Net Sales 38.2 15.4% 18.2 312.7 66.1 21.1% 111.8 35.8% 44.8 14.3% 25.6 +26.1% +8.5% +350bps +12.7% (420bps) +1.4% +17.3% (110bps) +40.7% Adj. EPS nm $0.18 nm 308.3 312.7

℠ 33 Q3 Net Sales Bridge 1) Acquisitions include partial period results of Truco Enterprises from 12/14/2020 to 10/3/2021; H.K. Anderson from 11/2/2020 to 10/3/2021; Vitner’s from 2/8/2021 to 10/3/2021; Festida 6/7/2021 to 10/3/2021 2) Estimated impact due to conversion of employee-serviced DSD routes to independent operator-serviced routes. Q3 Net Sales YoY Growth Decomposition (2)(1)  Growth driven by acquisitions and Organic growth of 1% (+2% excluding IO discounts)  Price/mix improved from Q1’21 and Q2’21 with momentum building  Volumes impacted by COVID-19 overlap and supply disruptions  Pro Forma Net Sales 2-year CAGR of 6.4%, up from Q2’21 rate of 6.1% 4.2% Acquisitions Price/Mix -2.2% 26.1% -1.0% Volume IO Discounts 3Q21 25.1%

℠ SG&A (ex- Transportation) 3Q20 0.7%3.6% -0.8% Price/Mix 1.0% Acquisitions 1.0% Productivity -6.5% Volume Inflation 3Q21 15.4% 14.3% 34 Q3 Adjusted EBITDA Margin Bridge Q3 Adjusted EBITDA Margin Decomposition Note: Adjusted EBITDA Margin is a Non-GAAP financial measure. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.  Favorable price/mix and modest benefits from productivity initiatives  Volume declines due to 2020 COVID-19 overlap and supply chain disruptions  Higher inflation which includes commodities, transportation and labor

℠ 35 Implementing Pricing Actions in Response to Rising Input Costs Gross Input Cost Inflation % vs. 2020 Price/Mix Contribution as a % of Net Sales 1Q’21 2Q’21 3Q’21 4Q’21E 1.9% 2.3% 4.2% Pricing actions are building to help offset rising inflation Our total input costs across not only commodities, but also labor and transportation, have continued to increase throughout 2021… …we reacted quickly and began implementing pricing actions to help offset rising inflation with the benefits building momentum into fiscal 2022 1H’21 2H’21E Mid-Single- Digits % Low Double- Digits %

Strong Liquidity and No Significant Debt Maturities Until 2028

Strong Liquidity

- $159M of liquidity as of 10/3/21
- $26M Cash + $133M available ABL as of 10/3/21
- More than 5x interest coverage
- 1% principal amortization on term loan annually

Well-Priced Credit Structure

- Term Loan B priced at L+300bps with no floor
- Term Loan B has $250M nominal interest rate swap through 10/30/22 (swap rate of 1.339%)
- Most capital leases priced under 4% fixed

Covenant-lite Debt Structure and Significant Fixed-Charge Coverage Ratio ("FCCR) Headroom

- No financial maintenance covenants on Term Loan B
- ABL springing covenant FCCR 1.0x required minimum
  - Only triggered if excess availability (as defined) is less than the greater of 10% of the line cap (as defined) and $10M
- FCCR ~3.6x as of 10/3/21 provides very substantial EBITDA headroom above 1.0x covenant

Focused on De-Leveraging

- 4.7x net leverage[1] as of 10/3/21
- Long-term net leverage target of 3x – 4x

Debt Maturities ($M) as of 10/3/21[2]



ABL
Term Loan B
789
161
2021
2022
2023
2024
2025
2026
2027
2028

1) Net Leverage Ratio is a Non-GAAP financial measures. See appendix for reconciliation of Non-GAAP financial measures to most directly comparable GAAP measures.
2) Maturities represent Term Loan B and exclude capital leases and deferred purchase price

36

℠ Capital Focused on Driving Growth 1 Business Growth (Including M&A) 2 Debt Reduction 3 Dividend Increase 4 Share Buyback • Target Net Leverage of 3 – 4x • Higher Net Debt / Adj. EBITDA Possible for Strategic Acquisitions, Returning to Target Range within 1 – 2 Years • LTM Q3 Net Debt / Normalized Further Adj. EBITDA of 4.7x Cash Flow Priorities Target Leverage Source: Company information. 37

Appendix

℠ Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 39 Net Sales and Pro Forma Net Sales October 3, 2021 September 27, 2020 October 3, 2021 September 27, 2020 (dollars in millions) (Successor) (Combined Successor and Predecessor) (Successor) (Combined Successor and Predecessor) Net Sales $ 312.7 $ 248.0 $ 879.8 $ 718.0 H.K. Anderson Pre-Acquisition Net Sales - 2.5 - 6.9 Vitner's Pre-Acquisition Net Sales - 5.7 - 15.0 Truco Enterprises Pre-Acquisition Net Sales - 49.8 - 150.6 Festida Foods Pre-Acquisition Net Sales - 2.3 3.6 7.4 Pro Forma Net Sales $ 312.7 $ 308.3 $ 883.4 $ 897.9 13-Weeks Ended 39-Weeks Ended

℠ Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 40 Gross Profit, Adjusted Gross Profit and PF Adj Gross Profit October 3, 2021 September 27, 2020 October 3, 2021 September 27, 2020 (dollars in millions) (Successor) (Combined Successor and Predecessor) (Successor) (Combined Successor and Predecessor) Gross Profit $ 102.6 $ 86.2 $ 293.4 $ 251.1 Depreciation and Amortization 9.3 13.0 25.4 23.8 Non-Cash, non-recurring adjustments (0.1) - 2.9 - Adjusted Gross Profit 111.8 99.2 321.7 274.9 Adjusted Gross Profit as a % of Net Sales 35.8% 40.0% 36.6% 38.3% Depreciation and Amortization - COGS (9.3) (13.0) (25.4) (23.8) H.K. Anderson Pre-Acquisition Gross Profit - 0.4 - 1.0 Vitner's Pre-Acquisition Gross Profit - 2.8 - 7.3 Truco Enterprises Pre-Acquisition Gross Profit - 19.8 - 60.4 Festida Foods Pre-Acquisition Gross Profit - 1.5 2.7 4.9 Pro Forma Gross Profit 102.5 110.7 299.0 324.7 Depreciation and Amortization - COGS 9.3 13.0 25.4 23.8 Festida Pre-Acquisition D&A - 0.5 1.0 1.5 Depreciation and Amortization - Total 9.3 13.5 26.4 25.3 Pro Forma Adjusted Gross Profit $ 111.8 $ 124.2 $ 325.4 $ 350.0 Pro Forma Adjusted Gross Profit as a % of Pro Forma Net Sales 35.8% 40.3% 36.8% 39.0% 13-Weeks Ended 39-Weeks Ended

℠ Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures 41 Adjusted Selling, General and Administrative Expense October 3, 2021 September 27, 2020 October 3, 2021 September 27, 2020 (dollars in millions) (Successor) (Combined Successor and Predecessor) (Successor) (Combined Successor and Predecessor) Selling, General and Administrative Expense - Including Depreciation and Amortization $ 98.7 $ 84.6 $ 278.9 $ 221.0 Depreciation and Amortization in SG&A Expense (11.4) (4.4) (33.9) (11.6) Non-Cash, and/or Non-recurring Adjustments (21.2) (19.3) (39.4) (32.7) Adjusted Selling, General and Administrative Expense 66.1 60.9 205.6 176.7 Adjusted Selling, General and Administrative Expense as a % of Net Sales 21.1% 24.6% 23.4% 24.6 % Vitner's Pre-Acquisition SG&A Expense - 2.2 - 5.8 Truco Enterprises Pre-Acquisition SG&A Expense - 9.1 - 24.2 Festida Foods Pre-Acquisition SG&A Expense - 0.8 1.5 2.5 Pro Forma Adjusted SG&A Expense $ 66.1 $ 73.0 $ 207.1 $ 209.2 Pro Forma Adjusted Selling, General and Administrative Expense as % of Pro Forma Net Sales 21.1% 23.7% 23.4% 23.3% 13-Weeks Ended 39-Weeks Ended

℠ 42 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures (1) Income Tax Rate Adjustment calculated as Income (Loss) before taxes plus (i) Acquisition, Step-Up Depreciation and Amortization and (ii) Other Non-Cash and/or Non-Recurring Adjustments, less the difference between cash tax and the actual tax provision recorded in the Consolidated Statement of Operations and Comprehensive Income (Loss). Cash tax includes corporate income tax payments plus non-resident withholding and tax distributions, which are considered equivalent to tax. Adjusted Net Income October 3, 2021 September 27, 2020 October 3, 2021 September 27, 2020 (dollars in millions, except per share data) (Successor) (Combined Successor and Predecessor) (Successor) (Combined Successor and Predecessor) Net Income (Loss) $ 31.4 $ (25.3) $ 24.2 $ (17.0) Deferred Financing Fees 0.4 0.4 0.8 1.9 Depreciation and Amortization 20.7 17.4 59.3 35.4 Non-Acquisition Related Depreciation and Amortization (8.0) (6.3) (21.0) (19.2) Acquisition Step-Up Depreciation and Amortization: 12.7 11.1 38.3 16.2 Certain Non-Cash Adjustments 2.0 (4.5) 9.0 (1.7) Acquisition and Integration 11.0 22.3 19.0 31.4 Business Transformation Initiatives 8.0 1.1 13.7 3.5 Financing-Related Costs 0.1 2.5 0.7 2.6 (Gain) Loss on Remeasurement of Warrant Liability (36.3) 18.0 (34.2) 18.0 Other Non-Cash and/or Non-Recurring Adjustments (15.2) 39.4 8.2 53.8 Income Tax-Rate Adjustment(1) (3.7) (7.4) (9.9) (11.4) Adjusted Net Income $ 25.6 $ 18.2 $ 61.6 $ 43.5 Basic Shares Outstanding on an As-Converted Basis 136.9 136.7 Fully Diluted Shares on an As-Converted Basis 142.4 142.4 Adjusted Earnings Per Share $ 0.18 $ 0.43 13-Weeks Ended 39-Weeks Ended

℠ 43 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures Depreciation and Amortization Expense October 3, 2021 September 27, 2020 October 3, 2021 September 27, 2020 (dollars in millions) (Successor) (Combined Successor and Predecessor) (Successor) (Combined Successor and Predecessor) Core D&A - Non-Acquisition-related included in Gross Profit $ 4.7 $ 4.6 $ 13.4 $ 14.8 Step-Up D&A - Transaction-related included in Gross Profit 4.6 8.4 12.0 10.4 Depreciation & Amortization - included in Gross Profit 9.3 13.0 25.4 25.2 Core D&A - Non-Acquisition-related included in SG&A Expense 2.8 1.8 7.9 4.4 Step-Up D&A - Transaction-related included in SG&A Expense 8.6 2.6 26.0 5.8 Depreciation & Amortization - included in SG&A Expense 11.4 4.4 33.9 10.2 Depreciation & Amortization - Total $ 20.7 $ 17.4 $ 59.3 $ 35.4 Core Depreciation and Amortization $ 7.5 $ 6.4 $ 21.4 $ 19.2 Step-Up Depreciation and Amortization 13.2 11.0 37.9 16.2 Total Depreciation and Amortization $ 20.7 $ 17.4 $ 59.3 $ 35.4 13-Weeks Ended 39-Weeks Ended

℠ 44 Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures (1) Income Tax Rate Adjustment calculated as (Loss) Income before taxes plus (i) Acquisition, Step-Up Depreciation and Amortization and (ii) Other Non-Cash and/or Non-Recurring Adjustments, multiplied by an effective cash tax rate, minus the actual tax provision recorded in the Consolidated Statement of Operations and Comprehensive Income (Loss). The effective cash tax rate includes corporate income tax payments plus non-resident withholding and tax distributions, which are considered equivalent to tax. See footnotes in Utz’s Q3 earnings press release dated November 10, 2021. EBITDA, Adjusted EBITDA and Further Adjusted EBITDA October 3, 2021 September 27, 2020 October 3, 2021 September 27, 2020 (dollars in millions) (Successor) (Combined Successor and Predecessor) (Successor) (Combined Successor and Predecessor) Net Income (Loss) $ 31.4 $ (25.3) $ 24.2 $ (17.0) Plus non-GAAP adjustments: Income Tax Expense or (Benefit) 0.8 (1.5) 2.3 1.1 Depreciation and Amortization 20.7 17.4 59.3 35.4 Interest Expense, Net 7.7 8.8 26.5 28.5 Interest Income (IO loans)(1) (0.6) (0.6) (2.0) (1.8) EBITDA 60.0 (1.2) 110.3 46.2 Certain Non-Cash Adjustments(2) 2.0 (4.5) 9.0 (1.7) Acquisition and Integration(3) 11.0 22.3 19.0 31.4 Business Transformation Initiatives(4) 8.0 1.1 13.7 3.5 Financing-Related Costs(5) 0.1 2.5 0.7 2.6 (Gain) Loss on Remeasurement of Warrant Liabilities(6) (36.3) 18.0 (34.2) 18.0 Adjusted EBITDA 44.8 38.2 118.5 100.0 Adjusted EBITDA as a % of Net Sales 14.3% 15.4% 13.5% 13.9% H.K. Anderson Pre-Acquisition Adjusted EBITDA(7) - 0.4 - 1.0 Vitner's Pre-Acquisition Adjusted EBITDA(7) - 0.6 - 1.5 Truco Enterprises Pre-Acquisition Adjusted EBITDA(7) - 12.9 - 38.8 Festida Foods Pre-Acquisition Adjusted EBITDA(7) - 1.5 2.6 4.6 Further Adjusted EBITDA $ 44.8 $ 53.6 $ 121.1 $ 145.9 Further Adjusted EBITDA as % of Pro Forma Net Sales 14.3% 17.4% 13.7% 16.2% 13-Weeks Ended 39-Weeks Ended

Reconciliation of Non-GAAP Financial Measures to Reported Financial Measures

Adjusted EBITDA

	FY 2020					FY 2021			
	(Predecessor)		(Combined Successor and Predecessor)	(Successor)	(Combined Successor and Predecessor)		(Successor)		(Successor)
(dollars in millions)	Q1	Q2	Q3	Q4	FY 2020	Q1	Q2	Q3	TTM
Further Adjusted EBITDA	$ 40.8	$ 51.5	$ 53.6	$ 41.4	$ 187.3	$ 39.5	$ 36.7	$ 44.8	$ 162.4
Acquisition Synergies[(1)]	2.9	2.6	2.6	2.0	10.1	2.1	2.1	1.6	7.8
Public Company Costs[(2)]	(0.8)	(0.7)	(0.6)	-	(2.1)	-	-	-	-
Normalized Further Adjusted EBITDA	***$ 42.9***	***$ 53.4***	***$ 55.6***	***$ 43.4***	***$ 195.3***	***$ 41.6***	***$ 38.8***	***$ 46.4***	***$ 170.2***

Net Debt and Net Leverage Ratio

(dollars in millions)	As of October 3, 2021
Term Loan	$ 789.1
Capital Leases[(3)]	29.1
Deferred Purchase Price	4.2
Gross Debt[(4)]	**822.4**
Cash and Cash Equivalents	26.0
Total Net Debt	**$ 796.4**
Last 52-Weeks Normalized Further Adjusted EBITDA	$ 170.2
Net Leverage Ratio	4.7x

(1) Represents identified integration-related cost savings expected to be realized from the elimination of certain procurement, manufacturing, and logistics as well as selling, general and administrative expenses in connection with the acquisition of Kennedy Endeavors, Kitchen Cooked, Truco Enterprises, Vitner's and Festida Foods.

(2) Represents estimated incremental costs of operating as a public company following the closing of the business combination, including exchange listing and other fees; audit and compliance costs; investor relations costs; additional D&O insurance premium; legal expenses associated with public filings and other items; and cash compensation for the Board of Directors.

(3) Capital Leases include equipment term loans and excludes the impact of step-up accounting.

(4) Excludes amounts related to guarantees on IO loans which are collateralized by routes. We have the ability to recover substantially all of the outstanding loan value in the event of a default scenario, which is uncommon.

utz BRANDS

45